Schedule of Investments January 31, 2021 (Unaudited)

Jackson Square Large-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 99.2%
Communication Services - 10.9%
Charter Communications - Class A*	6,050	$3,675,738
Match Group*	24,283	3,396,220
Netflix*	4,955	2,637,993
		9,709,951
Consumer Discretionary - 14.0%
Airbnb - Class A*	11,017	2,023,052
Amazon.com*	1,640	5,258,168
NIKE - Class B	23,276	3,109,441
Starbucks	21,721	2,102,810
		12,493,471
Financials - 2.6%
KKR & Co. - Class A	60,459	2,354,878
Health Care - 11.8%
Edwards Lifesciences*	36,247	2,993,277
Illumina*	6,320	2,695,101
Intuitive Surgical*	3,626	2,710,942
Veeva Systems - Class A*	7,561	2,090,163
		10,489,483
Industrials - 8.8%
Uber Technologies*	103,518	5,272,172
Waste Management	22,762	2,533,866
		7,806,038
Information Technology - 48.7%#
Adobe*	3,886	1,782,780
Autodesk*	7,016	1,946,449
Coupa Software*	7,695	2,384,449
Datadog - Class A*	22,161	2,277,043
Mastercard - Class A	11,085	3,506,074
Microsoft	32,178	7,464,009
Paycom Software*	7,256	2,755,393
PayPal Holdings*	17,855	4,183,605
ServiceNow*	6,931	3,764,642
Snowflake - Class A*	6,355	1,731,420
Twilio - Class A*	13,744	4,940,006
Visa - Class A	23,311	4,504,851
Wix.com*	8,293	2,048,786
		43,289,507
Materials - 2.4%
Ball	24,313	2,140,030
TOTAL COMMON STOCKS
(Cost $56,850,514)		88,283,358

SHORT-TERM INVESTMENT - 0.9%
Money Market Deposit Account - 0.9%
U.S. Bank N.A., 0.00% (a)
Total Money Market Deposit Account	770,963	770,963
TOTAL SHORT-TERM INVESTMENT
(Cost $770,963)		770,963

Total Investments - 100.1%
(Cost $57,621,477)		89,054,321
Liabilities in Excess of Other Assets - (0.1)%		(115,650)
Total Net Assets - 100.0%		$88,938,671

*	Non-income producing security.
#
As of January 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

(a)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$88,283,358	$-	$-	$88,283,358
Short-Term Investment	770,963	–	–	770,963
Total Investments	$89,054,321	$-	$-	$89,054,321

Refer to the Schedule of Investments for further information on the classification of investments.